UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

   Date of Report (Date of earliest event reported)     December 21, 2004
                                                    -------------------------


                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)


         California                  0-14843                  33-0033759
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(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)


7321 Lincoln Way, Garden Grove, California                  92641
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (714) 898-0007
                                                   --------------------------

                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed, since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of

     On December 21, 2004, the Registrant, DPAC Technologies Corp. (ticker:
DPAC) received notification from The Nasdaq SmallCap Market that DPAC was provided an extension of an additional 180 calendar days, or until June 20, 2005, to regain compliance with the $1.00 minimum bid price requirement and maintain our listing on the Nasdaq SmallCap Market. Additional time to regain compliance was awarded at this time as DPAC Technologies met all other initial listing criteria. We also were notified that no additional extensions will be granted, and that the 180 days is for regaining compliance with the minimum bid price requirement only, and DPAC would be subject to delisting during that period if it should fail to comply with any other listing requirements.

     DPAC Technologies Corp.'s Common Stock began trading on The Nasdaq SmallCap Market effective, August 4, 2004.


Section 7 - Regulation FD
Item 7.01      Regulation FD Disclosure.

     On December 22, 2004, the Registrant issued a news release attached hereto as Exhibit 99.1 and incorporated herein by this reference.


Section 9 - Financial Statements and Exhibits
Item 9.01      Financial Statements and Exhibits.

     The Index to Exhibits, which immediately follows the signature page hereof, is incorporated herein by this reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   DPAC TECHNOLOGIES CORP.
                                                       (Registrant)


Date:   December 22, 2004                      By: /s/ Stephen Vukadinovich
      ---------------------                        -----------------------------
                                                   Stephen Vukadinovich
                                                   Chief Financial Officer





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                             DPAC TECHNOLOGIES CORP.

                                INDEX TO EXHIBITS


EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

99.1                           Press Release dated December 22, 2004.